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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 5, 2002

                         COMMISSION FILE NUMBER: 1-7959

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                             1111 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)

                         COMMISSION FILE NUMBER: 1-6828

                            STARWOOD HOTELS & RESORTS
     (Exact name of registrant as specified in its organizational documents)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                             1111 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 5, 2002 Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation") and Starwood Hotels & Resorts (the "Trust") (together, the "Company") decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent auditors and engaged Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent auditors for 2002. This determination was approved by the Board of Directors of the Corporation and the Board of Trustees of the Trust upon the recommendation of the Audit Committees of the Corporation and the Trust. The ratification of the appointment of Ernst & Young will be considered by the Corporation's stockholders at the 2002 Annual Meeting to be held on May 17, 2002.

         During the years ended December 31, 2001 and 2000 and through the date of this proxy statement, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         The audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and through the date hereof.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated April 5, 2002, stating its agreement with such statements.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Ernst & Young regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 5, 2002.

         99.1 Press release dated April 5, 2002 of Starwood Hotels & Resorts Worldwide, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS                       STARWOOD HOTELS & RESORTS
                                                 WORLDWIDE, INC.

By: /s/ Kenneth S. Siegel                       By: /s/ Kenneth S. Siegel

-----------------------------                   -----------------------------
Name:  Kenneth S. Siegel                        Name:  Kenneth S. Siegel
Title: Vice President, General                  Title: Executive Vice President,
          Counsel and Secretary                           General Counsel and
                                                          Secretary

Dated: April 5, 2002